Exhibit 10.11

Certain identified information has been omitted from this document because it is not material and is treated as private or confidential. Such information has been marked with “[***]” to indicate where omissions have been made.

GUARANTY

This GUARANTY, dated as of November 1, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Guaranty”), is made by and among each of the undersigned parties executing this Agreement as a “Guarantor” (collectively, the “Guarantors” and each, a “Guarantor”), in favor of NR 1, LLC, a Delaware limited liability company, as representative for the Purchasers (collectively, the “Secured Party”).

WHEREAS, on the date hereof, the Borrowers have executed and delivered a Secured Note Purchase Agreement (as amended, modified or otherwise supplemented from time to time, the “Purchase Agreement”) providing for the sale of up to $40 million in Notes to the Purchasers. All capitalized terms not otherwise defined herein shall have the respective meanings given in the Purchase Agreement.

WHEREAS, the Guarantors are each a direct or indirect subsidiary of Borrower or an affiliate of Borrower and will derive financial benefit from the financing made available to Borrower under the Purchase Agreement;

WHEREAS, this Guaranty is given by the Guarantors in favor of the Secured Party to secure the payment and performance of all of the Obligations of the Borrowers (referred to herein together as the “Obligor”) under the Notes; and

WHEREAS, it is a condition to the obligations of the Purchasers to enter into the Purchase Agreement and acquire the Notes that the Guarantors execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Guaranty. Each Guarantor absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment and performance of all present and future obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by Borrowers under or relating to the Purchase Agreement and the Notes (in each case as it may hereafter be modified, supplemented, extended or renewed and in effect from time to time), plus all costs, expenses and fees (including the reasonable fees and expenses of Secured Party’s counsel) in any way relating to the enforcement or protection of Secured Party’s rights hereunder (collectively, the “Obligations”). All sums payable under this Guaranty shall be paid in lawful money of the United States of America.

Guaranty Absolute and Unconditional. Each Guarantor agrees that its Obligations under this Guaranty are joint and several with those of the other Guarantors, are irrevocable, continuing, absolute and unconditional and shall not be discharged or impaired or otherwise affected by, and each Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(a) Any illegality, invalidity or unenforceability of any Obligation or the Notes or any related agreement or instrument, or any law, regulation, decree or order of any jurisdiction or any other event affecting any term of the Obligations.

(b)   Any change in the time, place or manner of payment or performance of, or in any other term of the Obligations, or any rescission, waiver, release, assignment, amendment or other modification of the Notes.

(c)   Any taking, exchange, substitution, release, impairment, amendment, waiver, modification or non-perfection of any collateral or any other guaranty for the Obligations, or any manner of sale, disposition or application of proceeds of any collateral or other assets to all or part of the Obligations.

(d)   Any default, failure or delay, willful or otherwise, in the performance of the Obligations.

(e)   Any change, restructuring or termination of the corporate structure, ownership or existence of Guarantor or Obligor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Obligor or its assets or any resulting restructuring, release or discharge of any Obligations.

(f)    Any failure of Secured Party to disclose to Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of Obligor now or hereafter known to Secured Party, Guarantor waiving any duty of Secured Party to disclose such information.

(g)   The failure of any other guarantor or third party to execute or deliver this Guaranty or any other guaranty or agreement, or the release or reduction of liability of Guarantor or any other guarantor or surety with respect to the Obligations.

(h)   The failure of Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any of the Notes or other Loan Documents otherwise.

(i)     The death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, amalgamation consolidation, change of form, structure or ownership, sale of all assets or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment of performance of any or all of the Obligations of Borrower

(j)     The existence of any claim, set-off, counterclaim, recoupment or other rights that Guarantor or Obligor may have against Secured Party (other than a defense of payment or performance).

(k)   The amendment, supplement, extension or renewal of any Note(s) or the Purchase Agreement.

(l)  Any other circumstance (including, without limitation, any statute of limitations, any claim of lack of consideration, homestead exemption, any release of or failure to protect Collateral), act, omission or manner of administering the Notes or any existence of or reliance on any representation by Secured Party that might vary the risk of Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, Guarantor.

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3. Certain Waivers; Acknowledgments. Each Guarantor further acknowledges and agrees as follows:

(a)      Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Obligations, until the complete, irrevocable and indefeasible payment and satisfaction in full of the Obligations.

(b)     This Guaranty is a guaranty of payment and performance and not of collection. Secured Party shall not be obligated to enforce or exhaust its remedies against Obligor or under any of the Notes or the Purchase Agreement before proceeding to enforce this Guaranty.

(c)      This Guaranty is a direct guaranty and independent of the obligations of Obligor under any of the Notes and the Purchase Agreement. Secured Party may resort to Guarantors for payment and performance of the Obligations whether or not Secured Party shall have resorted to any collateral therefor or shall have proceeded against Obligor or any other guarantors with respect to the Obligations. Secured Party may, at Secured Party’s option, proceed against Guarantor and Obligor, jointly and severally, or against Guarantor only without having obtained a judgment against Obligor.

(d)     Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Secured Party protect, secure, perfect or insure any lien or any property subject thereto.

(e)      Notwithstanding anything contained herein to the contrary, the Obligations of each Guarantor shall be limited to the maximum amount so as to not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code or any applicable state law or otherwise to the extent applicable to this Guaranty and the Obligations of such Guarantor hereunder.

(f)       Each Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Obligation is voided, rescinded or recovered or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of Obligor.

4. Subrogation. Each Guarantor waives and shall not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this Guaranty until all Obligations shall have been indefeasibly paid and discharged in full.

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5.    Subordination. If, for any reason, Borrower is now or hereafter becomes indebted to Guarantors:

(a)	Such indebtedness and all interest thereon and all liens, security interest and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate win all respects to the Guaranteed Obligations of Borrower and to all liens security interests and rights now or hereafter existing to secure the Obligations of Borrower;
(b)	Except as expressly permitted in the Purchase Agreement or otherwise approved by the Noteholder Representative, Guarantors shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantors until the Obligations of Borrower have been fully and finally paid and performed;
(c)	In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to provide its claim in any such proceeding so as to establish its rights hereunder sand shall have the right to receive directly from the receiver, trustee or other custodian, dividends and payments that are payable upon any obligation of Borrower to Guarantors now existing or hereafter arising, and to have all benefits of any security therefor, until the Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provision, Guarantors should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantors shall pay the same to Secured Party immediately, Guarantors hereby agreeing that is shall receive the payment, claim or distribution in trust for Secured Party and shall have no dominion over the same except to pay it immediately to Secured Party; and
(d)	Guarantors shall promptly upon request of Lenders from time to time execute such documents and perform such acts as Lenders may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

6.      Representations and Warranties. To induce Secured Party to purchase the Notes and enter into the Purchase Agreement and the other Loan Documents, each Guarantor represents and warrants that: (a) it is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization; (b) this Guaranty constitutes Guarantor’s valid and legally binding agreement in accordance with its terms; (c) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary action and will not violate any order, judgment or decree to which Guarantor or any of its assets may be subject; and (d) Guarantor is currently solvent and will not be rendered insolvent by providing this Guaranty.

7.      Notices. All notices and other communications (“Notices”) provided for in this Guaranty shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

8.      Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no Guarantor may, without the prior written consent of Secured Party, assign any of its rights, powers or obligations hereunder. Any attempted assignment in violation of this section shall be null and void.

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9.      Governing Law. This Guaranty, and all matters arising out of or relating to this Guaranty, whether sounding in contract, tort, or statute will be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of Commonwealth of Massachusetts.

10.   Jurisdiction and Venue. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE INSTITUTED IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11.   Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.    Cumulative Rights. Each right, remedy and power hereby granted to Secured Party or allowed it by applicable law or other agreement (a) shall be cumulative and concurrent and not exclusive of any other, (b) may be pursued separately, successively or concurrently against Guarantors or other third parties, or against any one or more of them, or against any security or otherwise, (iii) may be exercised as often as occasion therefor shall arise (it being acknowledged that the exercise or failure to exercise any of such rights, remedies or recourses shall not be construed as a waiver or release thereof or of any other right, remedy or recourse), and (iv) may be exercised by Secured Party at any time or from time to time.

13.    Severability. If any provision of this Guaranty is to any extent determined by final decision of a court of competent jurisdiction to be unenforceable, the remainder of this Guaranty shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

14.     Further Assurances. Guarantors at their expense will promptly execute and deliver to the Noteholder Representative upon its reasonable request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantors under this Guaranty.

15.    Entire Agreement; Amendments; Headings; Effectiveness; No Fiduciary Relationship. This Guaranty constitutes the sole and entire agreement of Guarantors and Secured Party with respect to the subject matter hereof and supersedes all previous agreements or understandings, oral or written, with respect to such subject matter. Subject to Section 11.10 of the Purchase Agreement, no amendment or waiver of any provision of this Guaranty shall be valid and binding unless it is in writing and signed, in the case of an amendment, by Guarantors and Secured Party, or in the case of a waiver, by the party against which the waiver is to be effective. Section headings are for convenience of reference only and shall not define, modify, expand or limit any of the terms of this Guaranty. Delivery of this Guaranty by facsimile or in electronic (i.e., pdf or tif) format shall be effective as delivery of a manually executed original of this Guaranty. The relationship between Secured Party is solely that of lender and guarantor. Secured Party have no fiduciary or other special relationship with or duty to the Guarantors and none are created hereby or may be inferred from any course of dealing or act or omission of Secured Party.

[Signatures begin on following page]

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the day and year first above written.

"GUARANTORS":

TILT HOLDINGS INC., a British Columbia corporation

By:	/s/ Mark Scatterday

Name: Mark ScatterdayTitle: Interim
Chief Executive Officer

Address for Notices:
[***]

JIMMY JANG HOLDINGS INC., a British Columbia corporation

By:	/s/ Timothy Conder

Name: Timothy Conder

Title: Chief Operating Officer

Address for Notices: [***]

[Signature Page to Guaranty]

SANTE VERITAS HOLDINGS INC., a British Columbia corporation

By:	/s/ Mark Scatterday

Title: Interim Chief Executive Officer

Address for Notices: [***]

SANTE VERITAS THERAPEUTICS INC., a British Columbia Corporation

By:	/s/ Mark Scatterday

Title: Interim Chief Executive Officer

Address for Notices: [***]

JUPITER RESEARCH EUROPE LTD., a private limited company with its registered office in England and Wales

By: JUPITER RESEARCH, LLC, an Arizona limited liability company

By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Managing Member

By:	/s/ Timothy Conder
Name: Timothy Conder
Title: Chief Operating Officer

Address for Notices:
N/A

[Signature Page to Guaranty]

WHITE HAVEN RE LLC, a Pennsylvania limited liability company

By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member

By:	/s/ Timothy Conder

Name: Timothy Conder

Title: Chief Operating Officer

Address for Notices: [***]

STANDARD FARMS LLC, a Pennsylvania limited liability company

By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member

By:	/s/ Timothy Conder

Name: Timothy Conder

Title: Chief Operating Officer

Address for Notices: [***]

BRITESIDE HOLDINGS LLC, a Tennessee limited liability company

By:	/s/ Mark Scatterday

Name: Mark Scatterday Title: Manager Address for Notices: [***]

[Signature Page to Guaranty]

BRITESIDE MODULAR LLC, a Tennessee limited liability company

By:	/s/ Mark Scatterday

Name: Mark Scatterday Title : Manager

Address for Notices: [***]

BRITESIDE E-COMMERCE LLC, a Tennessee limited liability company

By:	/s/ Mark Scatterday

Name: Mark Scatterday Title: Manager Address for Notices: [***]

[Signature Page to Guaranty]

BRITESIDE OREGON LLC, an Oregon limited liability company

By:	/s/ Mark Scatterday

Name: Mark Scatterday Title: Manager Address for Notice: [***]

YARIS ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Timothy Conder

Name: Timothy Conder Title: Manager Address for Notices: [***]

BOOTLEG COURIER COMPANY, LLC, a Nevada limited liability company

By: YARIS ACQUISITION LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Timothy Conder

Name: Timothy Conder Title: Manager Address for Notices: [***]

[Signature Page to Guaranty]

DEFENDER MARKETING SERVICES, LLC, a
Washington limited liability company

By:	/s/ Timothy Conder
Name: Timothy Conder Title: Manager Address for Notices: [***]

[Signature Page to Guaranty]

BLKBRD SOFTWARE LLC, a Nevada limited
liability company

By: YARIS ACQUISITION LLC, a Delaware
limited liability company, its Managing Member

By:	/s/ Timothy Conder
Name: Timothy Conder Title: Manager Address for Notices: [***]

BLACKBIRD LOGISTICS CORPORATION, a
Nevada corporation

By:	/s/ Timothy Conder
Name: Timothy Conder Title: President Address for Notices: [***]

BLKBRD CA, a California corporation

By:	/s/ Timothy Conder
Name: Timothy Conder Title: Sole Officer Address for Notices: [***]

[Signature Page to Guaranty]

BLKBRD NV LLC, a Nevada limited liability company

By: BLACKBIRD LOGISTICS CORPORATION,
a Nevada corporation, its Managing Member

By:	/s/ Timothy Conder
Name: Timothy Conder Title: President Address for Notices: [***]

SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	./s/ Timothy Conder
Name: Timothy Conder Title: Chief Operating Officer Address for Notices: [***]

[Signature Page to Guaranty]

SH THERAPEUTICS, LLC, a Florida limited
liability company

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name: Timothy Conder Title: Chief Operating Officer Address for Notices: [***]

SH REALTY HOLDINGS, LLC, a Delaware
limited liability company

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name: Timothy Conder Title: Chief Operating Officer Address for Notices: [***]

[Signature Page to Guaranty]

SH REALTY HOLDINGS-OHIO, LLC,
an Ohio limited liability company

By: SEA HUNTER THERAPEUTICS, LLC,
a Delaware limited liability company,
its Sole Member

By: BAKER TECHNOLOGIES, INC.,
a Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

SH OHIO, LLC, an Ohio limited liability company

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

SH FINANCE COMPANY, LLC, a Delaware limited liability company

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

CULTIVO, LLC, a Delaware limited liability company

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

ALTERNATIVE CARE RESOURCE GROUP LLC,
a Massachusetts limited liability company

By: CULTIVO, LLC, a Delaware limited liability
company, its Sole Member

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

VERDANT HOLDINGS, LLC, a Florida limited
liability company

By: CULTIVO, LLC, a Delaware limited liability
company, its Sole Member

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole
Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

VERDANT MANAGEMENT GROUP, LLC, a
Massachusetts limited liability company

By VERDANT HOLDINGS, LLC, a Florida
limited liability company, its Sole Member

By: CULTIVO, LLC, a Delaware limited liability

company, its Sole Member

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

HERBOLOGY HOLDINGS, LLC, a Florida
limited liability company, its Sole Member

By: CULTIVO, LLC, a Delaware limited liability
company, its Sole Member

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]

HERBOLOGY MANAGEMENT GROUP, LLC,
a Massachusetts limited liability company

By: HERBOLOGY HOLDINGS, LLC, a Florida
limited liability company, its Sole Member

By: CULTIVO, LLC, a Delaware limited liability
company, its Sole Member

By: SEA HUNTER THERAPEUTICS, LLC, a
Delaware limited liability company, its Sole Member

By: BAKER TECHNOLOGIES, INC., a
Delaware corporation, its Sole Member

By:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

    Address for Notices: [***]

[Signature Page to Guaranty]